Household Consumer Loan Trust, Series 1996-2 Deposit Trust Calculations
Previous Due Period Ending					Dec 31, 2000
Current Due Period Ending					Jan 31, 2001
Prior Distribution Date					Jan 12, 2001
Distribution Date					Feb 14, 2001

Beginning Trust Principal Receivables					3,517,628,793.52
Average Principal Receivables					3,517,503,231.92
FC&A Collections (Includes Recoveries)					56,959,014.62
Principal Collections					82,556,568.22
Additional Balances					42,115,311.08
Net Principal Collections					40,441,257.14
Defaulted Amount					19,937,900.75
Miscellaneous Payments					0.00
Principal Recoveries					933,329.00

Beginning Participation Invested Amount					307,567,952.78
Beginning Participation Unpaid Principal Balance					307,567,952.78
Ending Participation Invested Amount					302,031,729.63
Ending Participation Unpaid Principal Balance					302,031,729.63

Accelerated Amortization Date					Jul 31, 2001
Is it the Accelerated Amortization Period? 0=No					0

OC Balance as % of Ending Participation Invested Amount (3 month average)					8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)					0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation					307,567,952.78
Numerator for Fixed Allocation					313,561,451.54
Denominator - Max(Sum of Numerators, Principal Receivables)					3,517,503,231.92
Applicable Allocation Percentage					8.7439%
Investor FC&A Collections					4,980,455.27

Series Participation Interest Default Amount
Numerator for Floating Allocation					307,567,952.78
Denominator - Max(Sum of Numerators, Principal Receivables)					3,517,503,231.92
Floating Allocation Percentage					8.7439%
Series Participation Interest Default Amount					1,743,355.70

Principal Allocation Components
Numerator for Floating Allocation					307,567,952.78
Numerator for Fixed Allocation					313,561,451.54
Denominator - Max(Sum of Numerators, Principal Receivables)					3,517,503,231.92

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]					7.5000%
(b) Prime Rate minus 1.50%					7.5000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount					5.3857%
(d) Series Participation Interest Unpaid Principal Balance					307,567,952.78
(e) Actual days in the Interest Period					33
Series Participation Monthly Interest, [a*d*e]					2,114,529.68

Series Participation Interest Interest Shortfall					0.00
Previous Series Participation Interest Interest Shortfall					0.00

Additional Interest					0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]					5,536,223.15

(a) Investor Principal Collections, [Max(b,h) or e]					3,792,867.45
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]					3,536,154.44
(c) Floating Allocation Percentage					8.7439%
(d) Net Principal Collections					40,441,257.14
(e) after Accelerated Amort Date or Early Amort Period, [f*g]					7,359,355.67
(f) Fixed Allocation Percentage					8.9143%
(g) Collections of Principal					82,556,568.22

(h) Minimum Principal Amount, [Min(i,l)]					3,792,867.45
(i) Floating Allocation Percentage of Principal Collections					7,218,686.95
(j) 1.8% of the Series Participation Interest Invested Amount					5,536,223.15
(k) Series Participation Interest Net Default Payment Amount					1,743,355.70
(l) the excess of (j) over (k)					3,792,867.45

(m) Series Participation Interest Net Default Payment Amount					1,743,355.70

(n) Optional Repurchase Amount (principal only) at Sec. 9					0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]					4,980,455.27
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]					0.00
plus any unpaid Series Servicing Fee of other than HFC					0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]					2,114,529.68
Series Participation Interest Interest Shortfall [Sec. 4.11(a)(ii)]					0.00
Additional Interest [Sec. 4.11(a)(ii)]					0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]					1,743,355.70
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]					0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]					512,613.25
Excess [Sec. 4.11(a)(vi)]					609,956.64

Series Participation Investor Charge Off [Sec. 4.12(a)]					0.00

Seller's Interest					1,277,025,196.74

Series 1996-2 Owner Trust Calculations
Due Period					January 2001
Payment Date					Feb 15, 2001

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections					5,536,223.15
(b) Series Participation Interest Charge Offs					0.00
(c) Lesser of Excess Interest and Carryover Charge offs					0.00

Accelerated Principal Payment					64,076.66

Series Participation Interest Monthly Interest					2,114,529.68

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)					806,344.36
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)					171,475.92
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)					226,472.00
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)					170,677.14
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)					79,381.37

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)					2,813,510.73
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)					597,159.18
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)					776,167.42
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)					564,351.51

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)					0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)					249,130.04
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					535,904.27

Principal up to Accelerated Principal Payment Amount
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)					0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)					0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)					0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)					0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)					64,076.66
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)					0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)					0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)					0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)					0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)					0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)					0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)					0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)					596,102.23

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					535,904.27
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)					0.00

To Designated Certificate Holder up to total Accelerated Principal Payments					64,076.66
To Designated Certificate Holder up to Holdback Amount					471,827.61
To HCLC any remaining amounts					0.00

Principal paid to the Designated Certificate					2,491.30
Household Consumer Loan Trust, 1996-2
Series 1996-2 Owner Trust Calculations
Due Period Ending	Jan 31, 2001
Payment Date	Feb 15, 2001

Calculation of Interest Expense

Index (LIBOR)	5.882500%
Accrual end date, accrual beginning date and days in Interest Period	Feb 15, 2001	Jan 16, 2001	30
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	159,870,010	33,175,510	43,120,412	31,352,862	13,840,558	26,208,601
Previously unpaid interest/yield	0.00	0.00	0.00	0.00	0.00
Spread to index	0.17%	0.32%	0.42%	0.65%	1.00%
Rate (capped at 13%, 15%, 15%, 15%, 16%)	6.052500%	6.202500%	6.302500%	6.532500%	6.882500%
Interest/Yield Payable on the Principal Balance	806,344	171,476	226,472	170,677	79,381
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	806,344	171,476	226,472	170,677	79,381
Interest/Yield Paid	806,344	171,476	226,472	170,677	79,381

Summary

Beginning Security Balance	159,870,010	33,175,510	43,120,412	31,352,862	13,840,558	26,208,601
Beginning Adjusted Balance	159,870,010	33,175,510	43,120,412	31,352,862	13,840,558
Principal Paid	2,877,587	597,159	776,167	564,352	249,130	535,904
Ending Security Balance	156,992,423	32,578,350	42,344,244	30,788,510	13,591,428	25,736,774
Ending Adjusted Balance	156,992,423	32,578,350	42,344,244	30,788,510	13,591,428
Ending Certificate Balance as % Participation Interest Invested Amount					0
Targeted Balance	157,056,499	32,578,350	42,344,244	30,788,510	13,591,428
Minimum Adjusted Balance		18,800,000	24,500,000	17,800,000	7,900,000	14,800,000
Certificate Minimum Balance					9,152,770
Ending OC Amount as Holdback Amount						20,640,051
Ending OC Amount as Accelerated Prin Pmts						5,096,723

Beginning Net Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Reversals	0.00	0.00	0.00	0.00	0.00	0.00
Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Ending Net Charge Offs	0.00	0.00	0.00	0.00	0.00	0.00

Interest/Yield Paid per $1000	$1.0155471	$3.2824640	$3.3353756	$3.4571023	$2.1520731
Principal Paid per $1000	$3.6241655	$11.4310716	$11.4310371	$11.4310616	$6.7540541